Related Party Transactions	9 Months Ended
Jun. 30, 2012
Related Party Transactions [Abstract]
Related Party Transactions

6. RELATED PARTY TRANSACTIONS

The Company entered into a management consulting agreement with the Company’s sole director and officer, commencing October 1, 2011. Under the terms of the agreement, payments of $2,500 a month, are payable on the 1st of each month.  During the nine month period ended June 30, 2012, the Company made cash payments of $22,500 to its sole director and officer.  In addition, included in prepaid expenses is $2,500 remitted on June 29, 2012 in respect of the July 1, 2012 payment due.

On April 2, 2012, the Company’s principal and controlling shareholder returned 100,000,000 shares (100 Million) of the Company’s issued shares of common stock held by the shareholder for cancellation by the Company.

The Company’s prior Director has loans outstanding with the Company as at June 30, 2012 of $6,417. The amount is due on demand, non-interest bearing and unsecured.